THE KP FUNDS

                   KP INTERNATIONAL EQUITY FUND (THE "FUND")

              SUPPLEMENT DATED APRIL 20, 2017 TO THE PROSPECTUS
             DATED MAY 1, 2016, AS SUPPLEMENTED (THE "PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

SSGA Funds Management, Inc. ("SSGA FM"), an existing sub-adviser of the Fund, now manages an additional mandate for the Fund. In addition, Sprucegrove Investment Management Ltd. ("Sprucegrove") now serves as an investment sub-adviser of the Fund pursuant to a new investment sub-advisory agreement between Callan Associates, Inc., the investment adviser of the Fund, and Sprucegrove. Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1. The last sentence of the third paragraph on page 22 is deleted and replaced with the following: "Each of the six Sub-strategies is described below:"

2. The following disclosure is added after the second paragraph on page 23 and before the first full paragraph on page 56:

PASSIVE INTERNATIONAL SMALL CAP EQUITY: SSGA FM manages the portion of the Fund's assets allocated to the Passive International Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Small Cap Index (the "MSCI EAFE Small Cap Index"). The MSCI EAFE Small Cap Index is a free float-adjusted equity index which captures small cap representation across 21 developed market countries around the world, excluding the U.S. and Canada.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Small Cap Index, including depositary receipts or U.S. listed shares of such companies, and futures contracts that are designed to track indices similar to the MSCI EAFE Small Cap Index.

SSGA FM seeks to replicate the returns of the MSCI EAFE Small Cap Index by investing in the constituent securities of the MSCI EAFE Small Cap Index in approximately their MSCI EAFE Small Cap Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI EAFE Small Cap Index in proportions expected to replicate generally the performance of the MSCI EAFE Small Cap Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Small Cap Index.

SSGA FM may sell stocks that are represented in the MSCI EAFE Small Cap Index, or purchase stocks that are not yet represented in the MSCI EAFE Small Cap Index, in anticipation of their removal from or addition to the MSCI EAFE Small Cap Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Small Cap Index. SSGA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Small Cap Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI EAFE

Small Cap Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI EAFE Small Cap Index's currency exposures.

3. The following disclosure is added after the fourth paragraph on pages 24 and 57:

ACTIVE INTERNATIONAL EQUITY #3: Sprucegrove Investment Management Ltd. ("Sprucegrove") manages the portion of the Fund's assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy's assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, that Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a "value" investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove's stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company's quality has deteriorated according to Sprucegrove's assessment.

4. The following disclosure is added to the Fund's "Investment Sub-Advisers and Portfolio Managers" section on page 30 following the disclosure related to MFS Investment Management:

SPRUCEGROVE INVESTMENT MANAGEMENT LTD.

Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

Erik Parnoja, Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

Craig Merrigan, Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

5. The disclosure under the sub-heading "SSGA Funds Management, Inc." on page 30 is deleted and replaced with the following:

Dwayne Hancock, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Equity Sub-strategy since the Fund's inception in 2014 and for the Fund's Passive International Small Cap Equity Sub-strategy since 2017.

Karl Schneider, CAIA, Managing Director and Deputy Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Equity Sub-strategy since 2016.

John Law, CFA, Vice President and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Small Cap Equity Sub-strategy since 2017.

Michael Feehily, CFA, Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Equity Sub-strategy since the Fund's inception in 2014 and for the Fund's Passive International Small Cap Equity Sub-strategy since 2017.

6. The second paragraph on page 55 is deleted in its entirety and replaced with the following:

As of the date of this prospectus, the International Fund employs the following five sub-advisers to manage separate Sub-strategies that, in the Adviser's view, complement the other Sub-strategies: SSGA Funds Management, Inc. ("SSGA FM"), MFS Investment Management ("MFS"), Marathon Asset Management LLP ("Marathon-London"), Acadian Asset Management LLC ("Acadian"), and Sprucegrove Investment Management Ltd. ("Sprucegrove"). The Adviser seeks, through its allocation among Sub-strategies, to outperform the International Fund's benchmark with a similar level of risk. Each of the six Sub-strategies is described below:

7. The following is added as a new last sentence to the second paragraph under the heading "Sub-Advisers and Portfolio Managers" on page 78:

A discussion regarding the basis of the Board's approval of the investment sub-advisory agreement between the Adviser and Sprucegrove will be available in the Funds' Semi-Annual Report dated June 30, 2017, which will cover the period from January 1, 2017 through June 30, 2017.

8. The following disclosure is added to the Fund's "Investment Sub-Advisers and Portfolio Managers" section on page 86 following the disclosure related to MFS Investment Management:

SPRUCEGROVE INVESTMENT MANAGEMENT LTD., 181 University Ave., Suite 1300, Toronto, ON, M5H 3M7, Canada, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2016, Sprucegrove had approximately $15 billion in assets under management.

PORTFOLIO MANAGERS

     Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017. Ms. Woo has been with Sprucegrove since 1993.

     Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017. Mr. Kumar has been with Sprucegrove since 2002.

     Erik Parnoja, Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017. Mr. Parnoja has been with Sprucegrove since 1995.

     Craig Merrigan, Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017. Mr. Merrigan has been with Sprucegrove since 1998.

9. The disclosure under the sub-heading "SSGA Funds Management, Inc." on pages 86 and 87 is deleted and replaced with the following:

SSGA FUNDS MANAGEMENT, INC., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2015, SSGA FM had approximately $384.95 billion in assets under management.

PORTFOLIO MANAGERS

     Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group's non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell indices reconstitution. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. Prior to this, he worked in the firm's Passive International Equity Operations department as a senior analyst. He has been working in the investment management field since 1994. Mr. Hancock holds a Master of Business Administration from the Carroll School of School of Management at Boston College and a Bachelor of Science in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

     Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a senior portfolio manager for a number of the group's passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

     John Law, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global Equity Beta Solutions (GEBS) Group. Mr. Law joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a Portfolio Manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Prior experience also includes mortgage banking, having worked at IndyMac Bank issuing mortgage backed securities, and investment banking, with Credit Suisse First Boston. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

     Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, Chairperson for the firm's Trade Management Oversight Committee and a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-021-0100

                                  THE KP FUNDS

 KP RETIREMENT PATH 2015 FUND, KP RETIREMENT PATH 2020 FUND, KP RETIREMENT PATH
   2025 FUND, KP RETIREMENT PATH 2030 FUND, KP RETIREMENT PATH 2035 FUND, KP RETIREMENT PATH 2040 FUND, KP RETIREMENT PATH 2045 FUND, KP RETIREMENT PATH 2050
    FUND, KP RETIREMENT PATH 2055 FUND AND KP RETIREMENT PATH 2060 FUND
                                 (THE "FUNDS")

              SUPPLEMENT DATED APRIL 20, 2017 TO THE PROSPECTUS
             DATED MAY 1, 2016, AS SUPPLEMENTED (THE "PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

SSGA Funds Management, Inc. ("SSGA FM"), an existing sub-adviser of the KP International Equity Fund (the "International Fund"), an underlying fund in which the Funds invest, now manages an additional mandate for the International Fund. In addition, Sprucegrove Investment Management Ltd. ("Sprucegrove") now serves as an investment sub-adviser of the International Fund pursuant to a new investment sub-advisory agreement between Callan Associates, Inc., the investment adviser of the Funds and the International Fund, and Sprucegrove. Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1. The last sentence of the last paragraph on page 117 is deleted and replaced with the following: "Each of the six Sub-strategies is described below:"

2.   The following disclosure is added after the fourth paragraph on page 118:

PASSIVE INTERNATIONAL SMALL CAP EQUITY: SSGA FM manages the portion of the fund's assets allocated to the Passive International Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Small Cap Index (the "MSCI EAFE Small Cap Index"). The MSCI EAFE Small Cap Index is a free float-adjusted equity index which captures small cap representation across 21 developed market countries around the world, excluding the U.S. and Canada.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Small Cap Index, including depositary receipts or U.S. listed shares of such companies, and futures contracts that are designed to track indices similar to the MSCI EAFE Small Cap Index.

SSGA FM seeks to replicate the returns of the MSCI EAFE Small Cap Index by investing in the constituent securities of the MSCI EAFE Small Cap Index in approximately their MSCI EAFE Small Cap Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI EAFE Small Cap Index in proportions expected to replicate generally the performance of the MSCI EAFE Small Cap Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Small Cap Index.

SSGA FM may sell stocks that are represented in the MSCI EAFE Small Cap Index, or purchase stocks that are not yet represented in the MSCI EAFE Small Cap Index, in anticipation of their removal from or addition to the MSCI EAFE Small Cap Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE

Small Cap Index. SSGA FM might do so in order to increase the fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Small Cap Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI EAFE Small Cap Index in situations where it intends to sell a portion of the stocks in the fund's portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI EAFE Small Cap Index's currency exposures.

3.   The following disclosure is added after the seventh paragraph on page 119:

ACTIVE INTERNATIONAL EQUITY #3: Sprucegrove Investment Management Ltd. ("Sprucegrove") manages the portion of the fund's assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy's assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, that Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a "value" investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove's stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company's quality has deteriorated according to Sprucegrove's assessment.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-022-0100

                                  THE KP FUNDS

                   KP INTERNATIONAL EQUITY FUND (THE "FUND")

                     SUPPLEMENT DATED APRIL 20, 2017 TO THE
  STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2016, AS SUPPLEMENTED (THE
                                     "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

SSGA Funds Management, Inc. ("SSGA FM"), an existing sub-adviser of the Fund, now manages an additional mandate for the Fund. In addition, Sprucegrove Investment Management Ltd. ("Sprucegrove") now serves as an investment sub-adviser of the Fund pursuant to a new investment sub-advisory agreement between Callan Associates, Inc., the investment adviser of the Fund, and Sprucegrove. Accordingly, the SAI is hereby amended and supplemented as follows:

1. "Sprucegrove Investment Management Ltd." is added to the list of investment sub- advisers on the cover page.

2.   The following disclosure is added as a new fourth paragraph on page S-45:

SPRUCEGROVE INVESTMENT MANAGEMENT LTD.--Sprucegrove Investment Management Ltd. ("Sprucegrove"), located at 181 University Ave., Suite 1300, Toronto, ON, M5H 3M7, Canada, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Sprucegrove, a Canadian corporation, was founded in 1993 and is 100% employee-owned. As of December 31, 2016, Sprucegrove had approximately $15 billion in assets under management.

3.   The following disclosure is added after the first paragraph on page S-64:

SPRUCEGROVE

COMPENSATION. Portfolio manager compensation consists of a salary and the opportunity to receive a bonus, or purchase shares in Sprucegrove (none are granted). The opportunity to purchase shares is awarded by Sprucegrove's board of directors to employees based upon personal productivity and Sprucegrove's profitability.

OWNERSHIP OF FUND SHARES. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                     DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Shirley Woo                              None
--------------------------------------------------------------------------------
Arjun Kumar                              None
--------------------------------------------------------------------------------
Erik Parnoja                             None
--------------------------------------------------------------------------------
Craig Merrigan                           None
--------------------------------------------------------------------------------

(1)  Valuation Date is December 31, 2016.

OTHER ACCOUNTS. As of December 31, 2016, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below. None of these accounts are subject to a performance-based advisory fee.

--------------------------------------------------------------------------------------------------------------------
                               REGISTERED
                           INVESTMENT COMPANIES              OTHER POOLED
                           (EXCLUDING THE FUND)           INVESTMENT VEHICLES               OTHER ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                         NUMBER OF                    NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
NAME                     ACCOUNTS    TOTAL ASSETS     ACCOUNTS       (IN BILLIONS)     ACCOUNTS       (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------
Shirley Woo                 0            $0              57              $6.2             13             $8.8
--------------------------------------------------------------------------------------------------------------------
Arjun Kumar                 0            $0              57              $6.2             13             $8.8
--------------------------------------------------------------------------------------------------------------------
Erik Parnoja                0            $0              57              $6.2             13             $8.8
--------------------------------------------------------------------------------------------------------------------
Craig Merrigan              0            $0              57              $6.2             13             $8.8
--------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTEREST. Sprucegrove's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP International Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the KP International Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP International Equity Fund. Sprucegrove does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Sprucegrove believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

4. The following is added to the table under the sub-heading "Ownership of Fund Shares" on page S-64:

--------------------------------------------------------------------------------
NAME                                        DOLLAR RANGE OF FUND SHARES OWNED
--------------------------------------------------------------------------------
Karl Schneider, CAIA(2)                     None
--------------------------------------------------------------------------------
John Law, CFA(2)                            None
--------------------------------------------------------------------------------

(2)  Valuation Date is December 31, 2016.

5. The following is added to the table under the sub-heading "Other Accounts" on page S- 64:

-------------------------------------------------------------------------------------------------------------------------

                               REGISTERED                  OTHER POOLED
                           INVESTMENT COMPANIES         INVESTMENT VEHICLES                OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------
                         NUMBER OF   TOTAL ASSETS      NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
NAME                     ACCOUNTS    (IN MILLIONS)     ACCOUNTS       (IN MILLIONS)     ACCOUNTS       (IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------------
Karl
Schneider,                 142        $212,593.11         383          $554,200.90         343           $240,535.84
CAIA (1)
-------------------------------------------------------------------------------------------------------------------------
John Law,
CFA (1)                    142        $212,593.11         383          $554,200.90         343           $240,535.84
-------------------------------------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2016.

6.   The following is added to "Appendix B -- Proxy Voting Policies and
     Procedures":



                     SPRUCEGROVE INVESTMENT MANAGEMENT LTD.
                        PROXY VOTING AND ESG GUIDELINES
                                  (MARCH 2017)

PROXY VOTING AND GOVERNANCE

Share ownership entails important rights and responsibilities which includes the right to vote. We have a fiduciary duty to vote all proxies in the best interests of our clients. Proxy voting is one of the formal means by which we can impact the corporate governance systems of the companies we invest in on behalf of our clients. Corporate governance is generally defined as the system by which companies are directed, controlled and evaluated. The purpose of the Sprucegrove Proxy Voting, and Governance Guidelines is to serve as a guide for voting proxies and related corporate governance issues and for documenting of the proxy voting process and record keeping requirements.

GENERAL PRINCIPLES

We support the adoption of high standards of corporate governance and ethics by companies we invest in. Well managed companies utilize internationally recognized governance practices covering areas like board independence, performance based executive compensation, transparency, succession planning and audit practices and consider their environmental and social practices. We seek to encourage management to adopt suitable policies on such issues by voting proxies and through interaction with management. Whenever we vote against a management recommendation, we communicate with company management. We are also finding more instances where companies are consulting with their larger shareholders, including ourselves, concerning governance and particularly compensation issues, prior to issuing proxies for voting by shareholders. We retain records of any instance where we engage in such communication. In general, we will support resolutions that in our judgement will maximize returns to our clients over the long term. Policies and guidelines are subject to ongoing review as needs and issues evolve particularly in relation to corporate governance and executive compensation.

Our overriding principle is to ensure corporations manage their business (es) in the long-term interests of shareholders.

The portfolio managers group at Sprucegrove are responsible for final decision making as it relates to the proxy vote. In addition we involve our investment analyst research group in the process as part of their long term training on the importance and awareness of corporate governance issues. We provide a record of our proxy voting for any instance where we vote against management, to any client that requests it.

As SEC registered investment advisors, we are required to implement the following:

     i. Adopt and implement written proxy voting policies and procedures that are designed to ensure the advisor votes in the best interests of its clients.
     ii. Disclose proxy voting policies and procedures to clients and furnish clients with a copy if they request it.
     iii. Inform clients as to how they can obtain information from the advisor on how their securities were voted.
     iv.  Retain proxy voting records.


--------------------------------------------------------------------------------
        SPRUCEGROVE INVESTMENT MANAGEMENT LTD. - PROXY VOTING GUIDELINES

We have developed our own proxy voting guidelines as a primary source of reference. We also access a number of third party sources of information via subscription to assist us in analyzing proxy and corporate governance issues including corporate social responsibility (CSR):

PIRC (PENSION INVESTMENT RESEARCH CONSULTANTS) - PIRC provides insight and analysis on proxies and corporate governance issues for the global companies in our universe. PIRC also publishes its own proxy voting guidelines. We also subscribe to PIRC's Corporate 'GovernancePlus' service which specifically assists us on reviewing CSR issues for U.K. companies.

ISS (INSTITUTIONAL SHAREHOLDER SERVICES AN "MSCI BRAND") - ISS provides additional insight and analysis on controversial proxies and corporate governance issues for global companies. The ISS research team provides analysis of proxy issues and vote recommendations for more than 40,000 meetings in over 100 worldwide markets. ISS also publishes its own proxy voting guidelines.

MSCI - ESG RATINGS - MSCI - ESG provides evaluations of individual company environmental, social and governance (ESG) standards. Companies are ranked in this service relative to their local market and global coverage universe, under the criteria of board, compensation, ownership and control, environmental performance and social performance.

PENSION INVESTMENT ASSOCIATION OF CANADA (PIAC) PROXY VOTING GUIDELINES - PIAC's mission is "to promote sound investment practices and good governance for the benefit of pension plan sponsors and beneficiaries". While we endorse these guidelines and sometimes refer to them, we would note that in some cases, practices in international markets may differ from practices in Canada.

CARBON DISCLOSURE PROJECT (CDP) - We are a signatory to the CDP which works to promote an ongoing dialogue between institutional investors and corporations in relation to climate change. The Carbon Disclosure Project (CDP) is an independent not-for-profit organization which holds the largest database of corporate climate change information in the world. The database is used to aid in the assessment of environmental impacts on a company as a component of our research.

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VOTING GUIDELINES ON MAJOR ISSUES

The following is a list of our positions on some major proxy issues. We use our proxy guidelines for direction. Each situation is unique and the following are not intended to be a set of rigid rules. Application of professional judgment and experience to make decisions that are in the best interests of our clients, is vital to the proxy voting process.

NORMAL
POSITION       ISSUE

               GENERAL

               The overriding objective of every company should be to maximize, over time, the returns to its shareholders.

               BOARD OF DIRECTORS

               We support the view that the composition and effectiveness of a board is very important to long term corporate performance. It is desirable to see the board and its committees include individuals with an appropriate balance of skills, experience, independence, knowledge, as well as regard to the benefits of diversity, including gender.

FOR The majority of the Board of Directors should be independent of management. Audit, remuneration and nomination committees should typically be comprised solely of independent directors.
               Note: In certain countries it is extremely rare to have independent directors e.g. Japan, but it is something we seek to encourage through our proxy voting.

FOR Separation of the role of the Chairman and the CEO is appropriate in most instances in order that there is a clear distinction in responsibility at the company between running the board and the executive responsibilities for the business.

FOR Board members should preferably be elected on an annual basis individually, rather than as a slate. Staggering board member renewals tends to limit the ability of shareholders to affect the make-up of the Board. Attendance records are also taken into account when voting on re-election of directors.

FOR            The number of directors should not be so large as to be unwieldy.
               The maximum number of directors should normally not exceed fifteen.

FOR It is acceptable to limit director's liability and provide indemnification.

FOR A reasonable limit on the number of Board memberships a director may hold to ensure they're discharging their fiduciary duty to shareholders - overseeing management. We regard FOUR as the appropriate maximum limit.


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               MANAGEMENT AND DIRECTOR COMPENSATION

               Shareholders should have the opportunity on an annual basis to vote on remuneration reports.

FOR Executive and director compensation should be linked with the best interests of the shareholders. Reasonable cash incentives for management can be used to effectively align the interests of management to the interests of the shareholders. We are supportive of real share ownership by management and directors with a mandatory holding period. A holding equal to at least one year's salary is generally appropriate to be built within a specified time frame. The reasonableness of the total compensation package would usually be considered in assessing compensation related proposals. Levels of remuneration should be sufficient to attract, retain and motivate executive directors, of the quality required to run the company successfully, while avoiding excesses. Comparisons with other companies should be used with caution. There should be strict limits on director's ability to participate in stock option plans. Excessive complexity in the structure of plans should be avoided.

               A strong and independent remuneration committee should work to ensure that the incentive to management is consistent with the maximization of long term shareholder value and that rewards are commensurate with performance but without incentivising excessive risk taking. Approval of the Remuneration Report is reviewed on a case by case basis.

               We are philosophically opposed to stock option plans because we do not believe they effectively align the interests of management and shareholders (particularly when they are "under water"), but we acknowledge that their existence is still quite common. Performance related elements of executive director compensation should be challenging and designed to promote long term success. The balance between fixed and variable pay should be explained. The current expected value of awards under a proposed plan should be disclosed. Shareholders should be provided with sufficient information to understand pension arrangements effectively. Compensation plans are ultimately reviewed on a case by case basis.

FOR Executive compensation plans [Say-On-Pay} that are reasonable and in alignment with our views on linking Executive compensation with Shareholders' interests.

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AGAINST        We vote against stock option plans as we much prefer management own the underlying shares as opposed to having contingent ownership being awarded under incentive plans.

               Each specific stock option program should be submitted to shareholders and voted upon separately. Most plans use a three year performance period but an even longer period such as five years is more desirable to promote long term thinking.

AGAINST        Loans to purchase stock or exercise options.

AGAINST "Golden Parachutes" that offer unreasonable levels of compensation to top executives who are demoted or terminated.

               TAKEOVER PROTECTION


AGAINST Takeover defense initiatives which are inconsistent with shareholder rights and the growth of long-term shareholder value.

AGAINST "Greenmail", the practice of paying a premium over the market value of shares to a potential acquirer, since this discriminates against other shareholders and may devalue the company's stock price.

AGAINST "Poison Pill" initiatives, which require potential acquirers to either pay a premium for shares or provide existing shareholders the right to purchase additional shares at attractive prices since this type of takeover defense often prevents a takeover when such an action could be in the best long-term interests of the shareholders.

AGAINST Initiatives that require an impractical supermajority to approve certain transactions. A maximum supermajority of 2/3 of shareholders is a guideline of what is considered practical. If supermajority voting requirements are too high, they may deter potentially beneficial outcomes for existing shareholders.

AGAINST Proposals to short track a take-over bid. Short-tracking often does not leave shareholders a reasonable amount of time to make an informed decision.

VARIOUS Takeover defense initiatives are reviewed on a case by case basis to determine the relative long-term value to the shareholder. Other typical defenses include the "Crown Jewel Defense", where a company sells its most valuable assets to a friendly third party; "Going Private Defense", where minority shareholders sell their equity interest to a majority shareholder who assumes control; "Leveraged Buyouts", where an acquiring party finances the purchase of a company by collateralizing the assets of the target company and "Lock Up" Arrangements, where some shareholders agree to tender their stock in the target company to a friendly third party which uses the shares to block the takeover. Breakup fees should be modest.

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               SHAREHOLDER RIGHTS

FOR All shareholders should be treated equally with the same rights per share (one share-one vote). We support issuances of new shares representing less than 5% (or 7.5% in a three year period) of shares outstanding without pre-emptive rights. Generally we prefer dividends over stock buy backs. Stock buy backs will be supported (typically up to 10% of shares outstanding), but authority should expire at the next AGM and price limits should be in place such as the price not to exceed 5% above the average market quotation on the five prior business days. In addition, in reviewing buy back requests, we prioritize the need to preserve balance sheet strength and review the record of previous stock buy backs.

FOR Provisions for confidential voting by shareholders since this reduces potential for coercion.

FOR Additional share authorization if potential share issuance proceeds are intended for sound business reasons. We generally would not support a significant increase (25% or more) in share authorization where management has not demonstrated a specific need. Shareholder approval prior to the issue of new shares is an important shareholder protection.

AGAINST The issuance of dual class shares with unequal or multiple voting rights attached. The purpose of these shares is usually to concentrate voting control to a minority group of shareholders. Usually, this is not in the best interests of the company or in the best interests of all shareholders.

AGAINST "Blank Check Preferred Shares". These shares are issued at the discretion of the Board of Directors and may carry unequal voting, dividend, conversion or other rights that are not in the long term interests of all shareholders.

AGAINST "Linked Proposals" which link two elements of a proposal together where one element tends to have a negative impact on shareholders and the other positive. If neither proposal is harmful to shareholders, we would generally support a Linked Proposal

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               SHAREHOLDER / STAKEHOLDER PROPOSALS

AGAINST Shareholder or stakeholder proposals unless they were beneficial to the shareholders. Generally, management would be supported where proposals are unnecessary, arbitrary or peripheral to the business of the company. Such proposals will be reviewed on a case by case basis.

               SOCIAL RESPONSIBILITY, ETHICAL AND ENVIRONMENTAL CONSIDERATIONS

               We review social, ethical and environmental considerations and their potential impact on the company as a component of our research. The expectation is that listed companies should publish a comprehensive environmental policy. We apply our best judgement in assessing companies in the non-traditional criteria encompassing environmental and social performance measures. These include labour practices, relationships with local communities, energy consumption, greenhouse gas and other emissions, waste and water consumption/recycling/ reduction targets.

               We expect our companies to adhere to high ethical standards in their dealings with customers, suppliers, regulatory authorities, governments and other stakeholders.

               Consideration of ESG criteria in conjunction with traditional financial analysis has a role in identifying good long-term investments. Companies that pay serious attention to ESG issues should be more successful longer term investments.

               Companies should identify an individual or a committee responsible for environmental and social issues. Listed companies are encouraged to be good corporate citizens.

               Charitable donations should be disclosed.

               Companies should make full disclosures of the proxy voting outcome, including abstentions.

               AUDITORS

FOR The ratification of auditors unless it appears that the auditor's independence may be compromised due to excessive non-audit related fees or other reasons, we would tend to vote against the ratification of the auditors. The nature and amount of non-audit fees should be disclosed.


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PROCEDURES & RECORD KEEPING

1. Portfolio Managers are required to approve all proxy votes. This is done after a review of the issues, with reference to ISS, PIRC, and individual Sprucegrove research analysts.

2. Portfolio Managers are responsible for identifying potential conflicts of interest that may arise in the proxy voting process. In instances where a potential conflict exists, the Portfolio Managers will refer the matter to the Board of Directors for resolution, which may include obtaining client consent before voting.

3. Sprucegrove's Proxy Voting and Corporate Governance Guidelines are utilized in voting proxies unless specific voting guidelines are provided by a separate fund client.

4. Sprucegrove's Portfolio Administration group is responsible for proxy administration. Proxies received from custodians are logged and are directed to the responsible Portfolio Manager(s) along with relevant ISS and PIRC input. The Portfolio Manager completes the proxy voting form. Where a decision is made to vote against management's recommendation or our own guidelines, the Portfolio Manager documents the rationale for the decision. The Administrator then communicates the voting decisions to the client's custodian by fax or electronic link and retains the proxy and supporting documentation on file.

5. We maintain a list of portfolio holdings and annual meeting dates to help monitor that we receive all proxy information. We work with the custodians to help ensure we receive proxy information in a timely manner on all the companies in which we have holdings.

6. Where we feel it is justified, we communicate with company management regarding a proxy issue. In instances where we do vote against the management recommendation, the company is informed of our actions. We also provide our input to companies who solicit our views on proxy, corporate governance and compensation. We retain records of such engagement with companies.

7. Where we feel it is justified, we communicate with company management regarding environmental and social issues as part of our research process. We provide a summary of these communications to those clients that request it.

8. Where we lend securities in our own pooled funds, we will require that typically 10% of our holding will always be held back, to ensure a (partial) vote can be cast. All securities on loan will be recalled, to enable a full vote, for significant proxy voting issues where we oppose management's recommendations.

9. We provide these guidelines to all our clients annually and we provide a proxy voting report which shows those instances where we vote against management to clients who request it.

10.  We will review these guidelines annually.

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